First Financial Northwest, Inc.

November 2020

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	8	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	7	35
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	17	20
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	6	38
Simon Soh	SVP, Chief Credit Officer (FFNWB)	10	32

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $11.03 (11/12/2020)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Long-term goal: Reduce cost of funds through expanded network

Recent expansion into new markets driving higher costs

	Quarter Ended				
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
Performance Ratios					
Return on assets	0.60%	0.63%	0.51%	0.79%	0.75%
Return on equity	5.34	5.59	4.30	6.64	6.41
Equity-to-assets ratio	11.34	10.86	11.50	11.65	11.85
Net interest margin	3.07	3.12	3.11	3.09	3.07
Efficiency ratio	70.88	73.18	77.60	71.04	69.73
Noninterest expense/average total assets	2.26	2.33	2.51	2.40	2.24
Capital Ratios (1)					
Tier 1 leverage ratio	10.03%	10.02%	10.25%	10.27%	10.13%
Total capital ratio	15.26	14.95	14.67	14.38	14.39
Asset Quality Ratios					
Nonperforming assets/total assets	0.19%	0.19%	0.20%	0.04%	0.05%
ALLL as a percent of total loans	1.27	1.20	1.22	1.18	1.20
Yields and Costs					
Yield on loans	4.49%	4.72%	4.94%	5.05%	5.14%
Cost of funds	1.19	1.34	1.69	1.82	1.92

(1) Capital ratios are for First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
	(Dollars in thousands, except share data)				
Net interest income	$ 10,088	$ 10,067	$ 9,664	$ 9,698	$ 9,652
Provision for loan losses	700	300	300	--	100
Net interest income after provision for loan losses	9,388	9,767	9,364	9,698	9,552
Total noninterest income	1,011	789	990	1,523	1,039
Total noninterest expense	7,867	7,944	8,268	7,971	7,455
Income before federal income tax provision	2,532	2,612	2,086	3,250	3,136
Federal income tax provision	450	469	402	635	631
Net income	$ 2,082	$ 2,143	$ 1,684	$ 2,615	$ 2,505
Total assets	$ 1,365,469	$ 1,418,355	$ 1,331,213	$ 1,341,885	$ 1,308,359
Book value per share	$ 15.62	$ 15.32	$ 15.03	$ 15.25	$ 15.06
Tangible book value per share [1]	15.44	15.14	14.85	15.07	14.88

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Tenants in the Seattle Metro Area

Company	Square Feet Occupied*
Boeing	23.24 million
amazon	17.52 million
Microsoft	8.18 million
Costco Wholesale	4.28 million
Nordstrom	2.30 million
Starbucks	2.26 million
T-Mobile	1.87 million
facebook	1.64 million
Google	1.61 million

In a pandemic world, Tech Giants still believe in physical office space

amazon

In early September 2020 Amazon detailed plans to build or lease space in Bellevue for 25,000 employees by mid-2020s

facebook

With 850K sq ft already under development in the same business district, Facebook is buying REI's new, unused 400K sq ft campus complex

Google

Google recently purchased additional land in Kirkland for a total estimated 2.8 million sq ft in office space when development is complete; 5,750 current headcount in the region

*Includes office, industrial, retail and residential spaces, if any

Source: Largest Office Tenants In The Seattle Metro Area, *Puget Sound Business Journal*, August 14, 2020

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Everett
Seattle
Tacoma
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
Crossroads
Issaquah
The Landing
Renton – HQ
Kent Station
Gig Harbor
University Place

Issaquah office to open in early 2021

Office Experience

Technology Centered Branch Concept








First Financial
Northwest Bank


innovative




First Financial
Northwest Bank


First Financial
Northwest Bank


Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**

12/31/2012


$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

9/30/2018


$93.1M
11.4%
$24.1M
3.0%
$374.0M
45.9%
$323.0M
39.7%
CDs
MMAs
Checking
Savings

Total Deposits: $814.2M

9/30/2019


$102.6M
11.7%
$21.6M
2.4%
$421.3M
48.0%
$332.7M
37.9%
CDs
MMAs
Checking
Savings

Total Deposits: $878.2M

9/30/2020


$19.3M
1.8%
$193.2M
18.2%
$418.6M
39.5%
$428.5M
40.5%
CDs
MMAs
Checking
Savings

Total Deposits: $1.06B

*Brokered deposits were $10.0M at September 30, 2020; $138.6M at September 30, 2019; $102.1M at September 30, 2018; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits


In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$22,158
$8,700
$13,458
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$193,232
$82,376
$110,856
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q3 2020
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			9/30/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Legacy	1	1923	$ 669,055	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947	$ 559,698
De Novo	8	2015 – 2020	259,134	209,457	144,153	93,262	36,908	6,309	–
Acquired*	4	2017	131,493	86,242	80,929	73,020	–	–	–
Branch Deposits	**13**		**1,059,682**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**	**559,698**
Brokered Deposits	–		10,000	94,472	97,825	75,488	75,488	66,151	54,429
Total Deposits			**$ 1,069,682**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**	**$ 614,127**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $14,000 at September 30, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Office Expansion Strategy

Gig Harbor Office Now Open; Issaquah Expected Q1 2021

Location	County	Type	Opened	Deposits (in thousands)				
				9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Renton	King	HQ	1923	$ 669,055	$ 713,750	$ 650,999	$ 643,363	$ 615,290
Mill Creek	Snohomish	*De Novo*	Q3 2015	33,175	32,646	35,540	34,716	33,439
Edmonds	Snohomish	*De Novo*	Q1 2016	67,732	63,521	56,025	49,789	44,569
The Landing Renton	King	*De Novo*	Q3 2016	31,088	29,154	29,792	29,526	32,226
Crossroads/Bellevue	King	*De Novo*	Q2 2017	76,268	77,539	74,499	75,324	51,611
Woodinville (1)	King	Acquired	Q3 2017	31,500	32,671	30,759	25,885	25,388
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	36,328	31,957	27,039	19,759	18,440
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	29,189	28,398	16,320	15,439	14,143
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	34,476	33,926	26,855	25,159	24,545
Bothell	King	*De Novo*	Q2 2018	12,393	14,671	10,980	11,845	10,417
Kent Station (2)	King	*De Novo*	Q1 2019	28,601	26,517	15,230	8,214	8,170
Kirkland (2)	King	*De Novo*	Q4 2019	7,218	6,822	264	43	–
University Place (2)	Pierce	*De Novo*	Q1 2020	2,659	2,148	225	–	–
Brokered Deposits				10,000	32,448	25,457	94,472	138,590
			Total	**$ 1,069,682**	**$ 1,126,168**	**$ 999,984**	**$1,033,534**	**$1,016,828**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $14,000 at September 30, 2020; $17,000 at June 30, 2020; $22,000 at March 31, 2020; $28,000 at December 31, 2019; and $34,000 at September 30, 2019.

(2) Kent Station opened in January 2019; Kirkland opened in November 2019; and University Place opened in March 2020.

Noninterest Expense to Average Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
Overhead to Average Assets
(Washington State median)
2.63%*
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

*The median ratio of noninterest expense divided by average assets for FDIC-insured institutions headquartered in the state.
Source: FDIC State Profile – Washington, Second Quarter 2020.

Retail Fee Income



In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
2018
2019
$181
$391
$1,074
$1,365
$1,292
$1,490
$183
$813
$919
$611
$879
$181
$208
$261
$446
$681
$733
Deposit related fees
Wealth management revenue*
Total retail fee income

*The Bank began offering wealth management services during the second quarter of 2015.

Interest Rate Risk Management

Net Interest Income Change at September 30, 2020		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 43,410	2.57%
+200	42,801	1.13
+100	42,367	0.11
Base	42,321	–
(100)	43,333	2.39

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and September 30, 2020, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Total Loan Portfolio

9/30/2020

Net loans receivable $1.13B


CRE
$389.8 M
33.9%
1-4 Family
$391.9 M
34.0%
PPP
$52.0 M
4.5%
Business & Consumer
$74.6 M
6.5%
Multifamily
$142.6 M
12.4%
Construction/Land
$99.6 M
8.7%

6/30/2020
Net loans receivable $1.14B


CRE
$390.8 M
33.8%
1-4 Family
$382.2 M
33.2%
PPP
$51.7 M
4.5%
Business & Consumer
$73.6 M
6.4%
Multifamily
$159.4 M
13.8%
Construction/Land
$96.5 M
8.3%

9/30/2019
Net loans receivable $1.08B


CRE
$381.9 M
34.8%
1-4 Family
$370.4 M
33.7%
Business & Consumer
$64.0 M
5.8%
Multifamily
$171.2 M
15.6%
Construction/Land
$109.9 M
10.1%

Concentrations of credit*

Construction loans as % of total capital – **68.4%**

Non-owner occupied commercial real estate as % of total capital – **407.1%**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Nonperforming Loans & Assets


2.00%
1.00%
0.00%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
0.58%
0.49%
0.49%
Includes TDRs as reported by SNL Financial
0.02% 0.17%
0.02% 0.05%
0.02% 0.05%
0.02% 0.05%
0.05% 0.08%
0.07% 0.10%
0.01% 0.05%
0.01% 0.05%
0.01% 0.05%
0.01% 0.04%
0.20% 0.20%
0.19% 0.19%
0.18% 0.19%
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
3.1%
1.9%
1.6%
1.0%
1.8%
0.0%
5.8%
3.5%
2.9%
2.7%
1.3%
1.3%
0.5%
0.1%
0.7%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 20
Q2 20

Annual Net Charge-Off Rates (1990-Q2 2020)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.31%	0.33%	0.91%	0.97%	0.54%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 45% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	886,831	-1,812	8.84%	8,593,392	06-30-2020	13F
Renaissance Technologies LLC	706,655	33,900	7.04%	6,847,487	06-30-2020	13F
BlackRock Institutional Trust Company, N.A.**	366,175	-302,150	3.65%	3,548,236	06-30-2020	13F
The Vanguard Group, Inc.	349,483	-18,511	3.48%	3,386,490	06-30-2020	13F
Fourthstone LLC	263,002	263,002	2.62%	2,548,489	06-30-2020	13F
M3F, Inc.	214,486	93,146	2.14%	2,078,369	06-30-2020	13F
Context BH Capital Management, LP	184,395	605	1.84%	1,786,788	06-30-2020	13F
BlackRock Financial Management, Inc.	160,994	50,419	1.60%	1,560,032	06-30-2020	13F
BofA Global Research (US)	142,167	-600	1.42%	1,377,598	06-30-2020	13F
Bridgeway Capital Management, Inc.	119,752	13,170	1.19%	1,160,397	06-30-2020	13F
Millennium Management LLC	85,014	85,014	0.85%	823,786	06-30-2020	13F
Mellon Investments Corporation	80,751	-11,483	0.80%	782,477	06-30-2020	13F
Acadian Asset Management LLC	79,294	-866	0.79%	768,359	06-30-2020	13F
BlackRock Investment Management (UK) Ltd.	76,442	0	0.76%	740,723	06-30-2020	13F
Brandywine Global Investment Management, LLC	67,797	1,100	0.68%	656,953	06-30-2020	13F
Geode Capital Management, L.L.C.	57,861	-41,242	0.58%	560,673	06-30-2020	13F
Goldman Sachs & Company, Inc.	48,277	7,269	0.48%	467,804	06-30-2020	13F
Arbiter Partners Capital Management, LLC	46,893	46,893	0.47%	454,393	06-30-2020	13F
BlackRock Japan Co., Ltd.	43,372	1,934	0.43%	420,275	06-30-2020	13F
Baird Investment Management	36,472	5,200	0.36%	353,414	06-30-2020	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,010,704	0	10.06%	10,147,468	12-31-2019	13G
First Financial Northwest Foundation	960,000	0	9.55%	9,638,400	12-31-2019	13D
Lee Joann E	97,594	3,539	*	890,057	09-29-2020	Form 4
Soh Simon	40,070	1,365	*	365,438	03-04-2020	Form 4
Kiley Joseph W III	27,166	-2,000	*	247,753	10-29-2020	Form 4
Clariza Ronnie J	22,230	942	*	202,737	03-04-2020	Form 4
Jacobson Richard P	21,689	1,922	*	197,803	03-04-2020	Form 4
Riccobono Richard M	19,455	3,539	*	177,429	09-29-2020	Form 4
Stevens Daniel L	13,797	3,539	*	125,828	09-29-2020	Form 4
Harrison Dalen D	8,555	1,823	*	78,021	03-04-2020	Form 4

Source: Nasdaq

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 651,293 shares, or 6.5% of outstanding shares, beneficially owned by its subsidiaries as of June 30, 2020.

Total Return – FFNW vs. KRX

12/31/2012 to 10/29/2020



220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
+53%
+44%
KRX (+44%)
FFNW (+53%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- **Q3 2020, the Company repurchased 155,049 shares of common stock at an average price of $9.54 under a Board-authorized plan effective July 30, 2020**
- Plan authorizes repurchase of up to 5% of shares outstanding, or approximately 509,000 shares, for a period of up to six months
- **On November 3, 2020, the Company repurchased 124,179 shares at $10.15 per share, bringing the total shares repurchased under the current plan to 279,228 at an average price of $9.81 per share**
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020 YTD
Shares Rep.: 369,894
Shares Rep. / ADTV: 13.9x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019
2020 YTD
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
YTD 2020	369,894	$10.46	$15.44	$9.79	7.0%	13.9x	0.68x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 9/30/2020.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy implemented in 2015 to expand geographical footprint, attract new customers, grow and diversify the deposit mix
- **Opened first offices in Pierce County, University Place (#13 - Q1 2020) and Gig Harbor (#14 – Q4 2020)**
- **Plan to open #15 in Issaquah in Q1 2021**
- **Expect to slow the pace of office expansion in current environment**
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on investor property loans and jumbo mortgages
- Expand foreign national niche
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts expected to deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Small Business Lending

- Expand SBA department and achieve SBA preferred lender status in 2020
- Grow and enhance organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)

Classic / Collectible Auto

Build a classic and collectible auto loan portfolio of approximately $40 million in conjunction with Woodside Credit, Newport Beach, CA

Subsequent Event

- On October 21, 2020, the Company received notification that one of its participation loans is likely to be downgraded by the lead bank
- The interest-only loan with a balance of $6.4 million was current on its payments at September 30, 2020
- **The impact to the Bank from this downgrade is anticipated to result in an additional $200,000 loan loss provision for the quarter ending December 31, 2020**
- At September 30, 2020, the Bank had loan participations with balances totaling $33.3 million in its loan portfolio
- **The Q3 2020 $700,000 provision for loan losses was primarily due to reductions in loan grades during the quarter, including $26.8 million in commercial real estate loans, of which $12.9 million were participation loans**
- The Bank targets loan participations where the selling bank is unable to make an entire loan due to legal or lending concentration limitations
- Loans acquired through participation must meet the Bank's underwriting standards

COVID-19 Response

The Bank is committed to assisting its customers and communities in response to the COVID-19 pandemic. Under the CARES Act, it is providing certain short-term loan modifications. In addition, the Bank is participating in the PPP as an SBA lender. The Bank continues to take the steps necessary while working with its loan customers to effectively manage the portfolio through the ongoing uncertainty surrounding the duration, impact and government response to the crisis.

Paycheck Protection Program

As of September 30, 2020, the Bank had funded $52.0 million in PPP loans, which represents 462 loans, a slight increase from the 455 loans totaling $51.7 million as of June 30, 2020. Based on information provided with the borrower's applications, these funds are estimated to have provided support for approximately 5,000 jobs in the communities we serve. A total of 381 of these loans, or more than 82%, are for loan amounts of $150,000 or less and represent $18.0 million of the total, of which 253 loans, representing $6.4 million, are for loan amounts of $50,000 or less. As of October 21, 2020, a total of 17 loan customers representing PPP loans totaling $3.8 million had submitted loan forgiveness applications.

Modifications

The primary method of relief is to allow the borrower to defer their loan payments for three to six months, while certain borrowers are allowed to pay interest only or have payment deferrals for periods longer than six months depending upon their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID-19 pandemic from being treated as TDRs.

Loans on Deferral Status

	As of September 30, 2020						As of June 30, 2020		
	Number of loans	Balance of loans with modifications of 1-3 months	loans with modifications of greater than 3 months	Total balance of loans with modifications granted	Total loans	Modifications as % of total loans in each category	Total balance of loans with modifications granted	Total loans	Modifications as % of total loans in each category
		(Dollars in thousands)					(Dollars in thousands)		
One-to-four family residential	9	$ 283	$ 1,765	$ 2,048	$ 391,871	0.5 %	$ 27,972	$ 382,213	7.3 %
Multifamily	1	-	2,349	2,349	142,619	1.6	7,534	159,371	4.7
Commercial real estate:									
Office	-	-	-	-	81,566	-	2,408	83,439	2.9
Retail	4	-	8,667	8,667	121,338	7.1	23,730	121,936	19.5
Mobile home park	-	-	-	-	25,510	-	-	25,961	-
Hotel/motel	8	-	35,117	35,117	69,157	50.8	40,023	68,165	58.7
Nursing home	1	-	6,368	6,368	12,868	49.5	11,768	11,768	100.0
Warehouse	3	-	8,844	8,844	17,512	50.5	8,796	17,422	50.5
Storage	-	-	-	-	36,093	-	-	36,266	-
Other non-residential	-	-	-	-	25,724	-	2,114	25,793	8.2
Total commercial real estate	16	-	58,996	58,996	389,768	15.1	88,839	390,750	22.7
Construction/land	-	-	-	-	99,598	-	1,100	96,497	1.1
Business:									
Aircraft	-	-	-	-	11,735	-	1,364	15,460	8.8
SBA	-	-	-	-	819	-	-	737	-
PPP	-	-	-	-	52,045	-	-	51,661	-
Other business	2	-	1,899	1,899	21,181	9.0	2,722	18,212	14.9
Total business	2	-	1,899	1,899	85,780	2.2	4,086	86,070	4.7
Consumer:									
Classic/collectible auto	3	86	105	191	27,784	0.7	1,831	24,767	7.4
Other consumer	-	-	-	-	13,061	-	760	14,464	5.3
Total consumer	3	86	105	191	40,845	0.5	2,591	39,231	6.6
Total loans with COVID-19 pandemic concessions	31	$ 369	$ 65,114	$ 65,483	$ 1,150,481	5.7 %	$ 132,122	$ 1,154,132	11.4 %

Additional Portfolio Details

Additional Loan Portfolio Details

Total balances drawn on outstanding lines of credit were $46.4 million and the unused portion of lines of credit totaled $35.0 million as of September 30, 2020. At December 31, 2019, total balances drawn on outstanding lines of credit were $47.1 million and the unused portion of lines of credit totaled $38.1 million.

The Bank is monitoring its loan portfolio for delinquencies of loans that have not requested modification qualifying under the CARES Act or regulatory guidance. The following table presents the loan to value ("LTV") ratios of select segments of our loan portfolio that we believe may be more likely to be impacted by COVID-19 pandemic considerations at September 30, 2020. The LTV ratio is derived by dividing the current loan balance by the lower of the original appraised value or purchase price of the real estate or other collateral:

	September 30, 2020				
	LTV 0-60%	LTV 61-75%	LTV 76%+	Total	Average LTV
Category: (1)			(Dollars in thousands)		
One-to-four family	$ 247,005	$ 156,273	$ 33,824	$ 437,102	52.89%
Church	1,382	-	-	1,382	46.77
Classic auto	4,359	10,349	13,076	27,784	68.22
Gas station	3,529	-	513	4,042	51.37
Hotel / motel	58,750	10,407	-	69,157	56.07
Marina	7,795	-	-	7,795	37.97
Mobile home park	19,870	5,465	175	25,510	39.85
Nursing home	12,868	-	-	12,868	20.87
Office	56,882	24,239	4,259	85,380	45.54
Other non-residential	7,761	4,745	-	12,506	49.01
Retail	80,793	40,545	-	121,338	49.76
Storage	26,540	11,213	-	37,753	44.23
Warehouse	15,593	1,919	-	17,512	42.65

(1) Represents select segments of loans that may include construction loans; classifications may differ from those used elsewhere because they are based on type of collateral rather than loan category.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District
Dignity for Divas
YWCA
Renton Area Youth & Family Services (RAYS)
Habitat for Humanity
Clothes for Kids
Lake Stevens Food Bank
Mount Baker Housing Association
Lifelong

In first few weeks of the COVID-19 lockdown our team raised over $1,000 for each of 30 local nonprofits with a #30nonprofitsin30days challenge

All employees have CRA hours tied to Incentive Payout

7.4 average CRA qualified hours per employee in 2019

Auction Team nationally recognized by American Banking Association with a 2019 ABA Foundation Community Commitment Award

Thank You


Right Away
First Financial
Northwest Bank

APPENDIX

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures which include: tangible assets; tangible book value per share; tangible equity to tangible assets ratio; and the ratio of the ALLL excluding PPP loans. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation between the GAAP and non-GAAP measures:

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
	(Dollars in thousands, except per share amounts)				
Total stockholders' equity (GAAP)	$ 154,778	$ 153,976	$ 153,092	$ 156,319	$ 155,102
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	860	896	932	968	1,005
Tangible equity (Non-GAAP)	$ 153,029	$ 152,191	$ 151,271	$ 154,462	$ 153,208
Total assets (GAAP)	1,365,469	1,418,355	1,331,213	1,341,885	1,308,359
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	860	896	932	968	1,005
Tangible assets (Non-GAAP)	$ 1,363,720	$ 1,416,570	$ 1,329,392	$ 1,340,028	$ 1,306,465
Common shares outstanding at period end	9,911,607	10,048,961	10,184,411	10,252,953	10,296,053
Equity to assets ratio	11.34%	10.86%	11.50%	11.65%	11.85%
Tangible equity ratio	11.22	10.74	11.38	11.53	11.73
Book value per share	$ 15.62	$ 15.32	$ 15.03	$ 15.25	$ 15.06
Tangible book value per share	15.44	15.14	14.85	15.07	14.88
Allowance for loan losses	$ 14,568	$ 13,836	$ 13,530	$ 13,218	$ 13,161
Total loans (GAAP)	1,150,481	1,154,132	1,105,959	1,122,238	1,097,301
Less:					
PPP loans	52,045	51,661	—	—	—
Total loans excluding PPP loans (Non-GAAP)	$ 1,098,436	$ 1,102,471	1,105,959	1,122,238	1,097,301
ALLL as a percent of total loans	1.27%	1.20%	1.22%	1.18%	1.20%
ALLL as a percent of total loans excluding PPP loans	1.33	1.25	1.22	1.18	1.20